UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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PACIFIC SPECIAL ACQUISITION CORP.
(Name of Registrant as Specified in Its Charter)

____________________

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2017

PACIFIC SPECIAL ACQUISITION CORP.

 (Exact name of registrant as specified in its charter)

British Virgin Islands	001- 37593	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 Pudong South Road, The World Plaza, 27th Floor

Pudong, Shanghai

China 200120

(Address of principal executive offices, including Zip Code)

(86) 21-61376584

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ADDITIONAL INFORMATION

PRIOR TO AND AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, PACIFIC SPECIAL ACQUISITION CORP. (“PACIFIC”) HAS HELD, AND INTENDS TO CONTINUE TO HOLD, PRESENTATIONS FOR CERTAIN OF ITS SHAREHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING PACIFIC’S SECURITIES, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION OF PACIFIC AND BORQS INTERNATIONAL HOLDING CORP (“BORQS”) DESCRIBED IN PACIFIC’S CURRENT REPORTS ON FORM 8-K FILED JANUARY 3, 2017, MAY 12, 2017 AND JULY 3, 2017.

IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AND OTHER MATTERS, ON JULY 14, 2017, PACIFIC FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) A DEFINITIVE PROXY STATEMENT ON JULY 14, 2017 AND ON JULY 17, 2017 MAILED THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO ITS SHAREHOLDERS AS OF THE RECORD DATE OF JULY 14, 2017, WHICH HAS BEEN ESTABLISHED FOR VOTING ON THE PROPOSED BUSINESS COMBINATION. SHAREHOLDERS OF PACIFIC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ PACIFIC’S DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC IN CONNECTION WITH PACIFIC’S SOLICITATION OF PROXIES FOR ITS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED BUSINESS COMBINATION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO IT. SUCH PERSONS CAN ALSO READ PACIFIC’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2016 FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF PACIFIC’S OFFICERS AND DIRECTORS AND THEIR EXPECTED RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE EVENT OF A SUCCESSFUL CONSUMMATION OF THE PROPOSED BUSINESS COMBINATION. PACIFIC’S DEFINITIVE PROXY STATEMENT IS BEING DELIVERED TO SHAREHOLDERS OF PACIFIC AS OF A RECORD DATE OF JULY 14, 2017 FOR VOTING ON THE TRANSACTIONS RELATING TO THE PROPOSED BUSINESS COMBINATION. SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN A FREE COPY OF THE DEFINITIVE PROXY STATEMENT, AS WELL AS OTHER FILINGS CONTAINING INFORMATION ABOUT PACIFIC, WITHOUT CHARGE, AT THE SEC’S WEBSITE (WWW.SEC.GOV) OR BY CALLING 1-800-SEC-0330. COPIES OF THE DEFINITIVE PROXY STATEMENT AND OTHER FILINGS WITH THE SEC CAN ALSO BE OBTAINED, WITHOUT CHARGE, BY DIRECTING A REQUEST TO PACIFIC AT 855 PUDONG SOUTH ROAD, THE WORLD PLAZA, 27TH FLOOR, PUDONG, SHANGHAI, CHINA 200120.

PARTICIPANTS IN THE SOLICITATION

PACIFIC AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PERSONS, INCLUDING EARLYBIRD CAPITAL, INC., THE MANAGING UNDERWRITER IN PACIFIC’S INITIAL PUBLIC OFFERING, MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM PACIFIC’S SHAREHOLDERS IN RESPECT OF THE PROPOSED BUSINESS COMBINATION. INFORMATION REGARDING PACIFIC’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2016. ADDITIONAL INFORMATION REGARDING THE PARTICIPANTS IN THE PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS ARE CONTAINED IN PACIFIC’S DEFINITIVE PROXY STATEMENT RELATING TO THE PROPOSED BUSINESS COMBINATION WITH BORQS AS FILED WITH THE SEC ON JULY 14, 2017, WHICH CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.

DISCLAIMER

THIS REPORT AND THE EXHIBITS HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED BUSINESS COMBINATION AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF PACIFIC OR BORQS, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

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FORWARD-LOOKING STATEMENTS

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ANY ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS PRESENTED OR IMPLIED AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD-LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, PACIFIC’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE PROPOSED BUSINESS COMBINATION; APPROVAL OF THE BUSINESS COMBINATION TRANSACTIONS BY SECURITY HOLDERS; THE SATISFACTION OF THE CLOSING CONDITIONS TO SUCH TRANSACTIONS; AND THE TIMING OF THE COMPLETION OF SUCH TRANSACTIONS.

SUCH FORWARD-LOOKING STATEMENTS RELATE TO FUTURE EVENTS OR FUTURE PERFORMANCE, BUT REFLECT THE PARTIES’ CURRENT BELIEFS, BASED ON INFORMATION CURRENTLY AVAILABLE. MOST OF THESE FACTORS ARE OUTSIDE THE PARTIES’ CONTROL AND ARE DIFFICULT TO PREDICT. A NUMBER OF FACTORS COULD CAUSE ACTUAL EVENTS, PERFORMANCE OR RESULTS TO DIFFER MATERIALLY FROM THE EVENTS, PERFORMANCE AND RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE, AMONG OTHER THINGS: THE POSSIBILITY THAT THE BUSINESS COMBINATION DOES NOT CLOSE OR THAT THE CLOSING MAY BE DELAYED BECAUSE CONDITIONS TO THE CLOSING MAY NOT BE SATISFIED, INCLUDING THE RECEIPT OF THE REQUISITE SHAREHOLDER AND OTHER APPROVALS, THE PERFORMANCES OF PACIFIC AND BORQS, AND THE ABILITY OF PACIFIC OR, AFTER THE CLOSING OF THE TRANSACTIONS, THE COMBINED COMPANY, TO CONTINUE TO MEET THE NASDAQ CAPITAL MARKET’S LISTING STANDARDS; THE REACTION OF BORQS CUSTOMERS, SUPPLIERS, AND SERVICE PROVIDERS TO THE BUSINESS COMBINATION; UNEXPECTED COSTS, LIABILITIES OR DELAYS IN THE BUSINESS COMBINATION TRANSACTIONS; THE OUTCOME OF ANY LEGAL PROCEEDINGS RELATED TO THE TRANSACTION; THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD GIVE RISE TO THE TERMINATION OF THE BUSINESS COMBINATION TRANSACTION AGREEMENT; AND GENERAL ECONOMIC CONDITIONS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN PACIFIC’S MOST RECENT FILINGS WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT FILED ON JULY 14, 2017. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING PACIFIC AND BORQS, THE BUSINESS COMBINATION TRANSACTIONS DESCRIBED HEREIN OR OTHER MATTERS AND ATTRIBUTABLE TO PACIFIC, BORQS, BORQS’ SHAREHOLDERS OR ANY PERSON ACTING ON BEHALF OF ANY OF THEM ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER PACIFIC, BORQS, NOR BORQS’ SHAREHOLDERS UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

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Item 7.01 Regulation FD Disclosure

On July 19, 2017, Pacific Special Acquisition Corp. (“Pacific” or the “Company”) and Borqs International Holding Corp. (“Borqs”) issued a press release (the “Press Release”) announcing certain financial results of Borqs for the quarter ended March 31, 2017. A copy of such press release is attached as Exhibit 99.1 to this report.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit

99.1	Press Release, dated July 19, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2017	PACIFIC SPECIAL ACQUISITION CORP.

	By:	/s/ Zhouhong Peng
Name: Zhouhong Peng
Title: Chief Executive Officer

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Exhibit 99.1

Pacific Special Acquisition Corp. and Borqs International Holding Corp
Announce Certain Preliminary Borqs Operating Results for the Quarter Ended March 31, 2017

New York and Shanghai, July 19, 2017 – Pacific Special Acquisition Corp (Nasdaq: PAAC) (“Pacific”), which has agreed to acquire Borqs International Holding Corp (“BORQS”), today jointly announced with BORQS certain preliminary financial results of BORQS for the quarter ended March 31, 2017. BORQS is a global leader in software and products providing customizable, differentiated and scalable Android-based smart connected devices and cloud service solutions.

First Quarter 2017 Financial Highlights

For the quarter ended March 31, 2017, BORQS unaudited consolidated net revenue was $31.6 million, compared to $23.3 million (unaudited) for the comparable quarter of 2016. The increase reflects growth in the connected solutions business unit (“Connected Solutions BU”), where revenues rose to $24.8 million (unaudited) from $14.6 million (unaudited) for the comparable quarter of 2016. Revenue from the BORQS mobile virtual network operator business unit (“MVNO BU”) declined to $6.3 million (unaudited) from $8.0 million (unaudited) in the comparable quarter of 2016, primarily due to stricter regulatory requirements of customer identification for each SIM card sold.

Gross profit of the Connected Solutions BU for the quarter ended March 31, 2017 was $3.9 million (unaudited), representing a 15.6% gross margin, compared to $3.2 million (unaudited) and 21.8% gross margin for the comparable quarter of 2016. The reduction in Connected Solutions BU gross margin reflected the impact of a large order from an overseas mobile operator, which carried more competitive pricing. MVNO BU gross profit for the quarter was $1.1 million (unaudited), representing a 17.7% gross margin, compared to $0.9 million (unaudited) and 10.6% gross margin for the comparable quarter of 2016. The increase in MVNO BU gross margin reflected increased efficiency of the unit.

BORQS net income before taxes was $0.5 million (unaudited) for the quarter ended March 31, 2017, compared to a loss of ($1.16 million) (unaudited) for the comparable quarter of 2016. Income taxes were $0.4 million (unaudited) and $0.7 million (unaudited) in the 2017 and 2016 quarters, respectively. Net income after taxes was $0.02 million (unaudited) for the quarter ended March 31, 2017, compared to a loss of ($1.87 million) (unaudited) for the comparable quarter of 2016. The BORQS’ effective tax rate was higher than statutory rate because the MVNO BU net operating loss could not be used to offset taxable income of the Connected Solutions BU. BORQS net income for the quarter ended March 31, 2017 included a non-cash interest charge of $0.3 million (unaudited) due to outstanding warrants held by our commercial lenders and a non-cash charge $0.2 million (unaudited) as a result in a change in the fair value of such warrants.

Pat Chan, Chairman and CEO of BORQS, explained, “We are pleased by the significant growth in Connected Solutions BU revenues that we encountered in the first quarter of 2017 and believe that we will continue to execute well for the rest of the year.”

About Pacific

Pacific is a blank check company, also commonly referred to as a Special Purpose Acquisition Company, or SPAC, formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities. Pacific’s efforts to identify a target business have not been limited to a particular industry or geographic region, although it intends to focus efforts on seeking a business combination with a company or companies that have their primary operations located in Asia, with an emphasis on China. Pacific is sponsored by Zhengqi International Holding Limited, a subsidiary of Pacific Securities Co. Ltd., a publicly traded company in China (Ticker 601099.SS). LH Group Holdings Inc., the largest shareholder of Pacific Securities Co. Ltd., invests in financial services, clean energy as well as golf course and resort businesses globally and currently has billions of U.S. dollars in assets.

About BORQS

Borqs International Holding Corp., is a global leader in software and products for IoT providing customizable, differentiated and scalable Android-based smart connected devices and cloud service solutions. Deloitte named BORQS as one of the fastest growing technology companies in China & Asia Pacific in 2011, 2012 and 2013. In 2013, 2014, 2015 and 2016, BORQS was awarded Company of the Year for Innovation & Leadership in Mobile Technology for Asia Pacific from the International Alternative Investment Review. Recently BORQS received the “50 Most Promising IoT Solution Providers 2016” recognition from CIO Review magazine. For more info, visit: http://www.borqs.com/

On December 27, 2016, and as amended on May 10, 2017 and June 29, 2017, entered into a definitive merger agreement with BORQS, as described in Pacific’s current reports on Form 8-K filed January 3, 2017, May 12, 2017 and July 3, 2017. It is expected that after the closing, Pacific will change its name to “Borqs Technologies, Inc.”

Additional Information

The proposed merger between BORQS and Pacific will be submitted to the shareholders of Pacific for their approval. In connection with that approval, Pacific filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on July 14, 2017 in connection with the proposed merger and other matters on July 17, 2017 mailed a definitive proxy statement and other relevant documents to its shareholders as of the record date of July 14, 2017, which has been established for voting on the proposed merger.

Shareholders of Pacific and other interested persons are advised to read the definitive proxy statement and any other relevant documents that have been or will be filed with the SEC in connection with Pacific’s solicitation of proxies, because these documents will contain important information out Pacific, Borqs, the proposed merger and other matters. Such persons can also read Pacific’s annual report on Form 10-K for the fiscal year ended June 30, 2016 for a description of the security holdings of Pacific’s officers and directors and their respective interests as security holders in the successful consummation of the proposed merger, and other information. Pacific’s definitive proxy statement is being delivered to shareholders of Pacific as of a record date of July 14, 2017 for voting on the proposed merger and other matters as set forth in the definitive proxy statement. Shareholders will also be able to obtain a free copy of the proxy statement, as well as other filings containing information about Pacific, without charge, at the SEC’s website (www.sec.gov) or by calling 1-800-SEC-0330. Copies of the proxy statement and other filings with the SEC can also be obtained, without charge, by directing a request to Pacific at 855 Pudong South Road, the World Plaza, 27th Floor, Pudong, Shanghai, China, 200120.

Participants in the Solicitation

Pacific and its directors and executive officers and other persons, including EarlyBird Capital, Inc., the managing underwriter in Pacific’s initial public offering, may be deemed to be participants in the solicitation of proxies from Pacific’s shareholders in respect of the proposed merger. Information regarding Pacific’s directors and executive officers is available in its annual report on Form 10-K for the fiscal year ended June 30, 2016 and in Pacific’s definitive proxy statement filed with the SEC on July 14, 2017. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is contained in the definitive proxy statement relating to the transaction with BORQS when it becomes available and which can be obtained free of charge from the sources indicated above.

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Disclaimer

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Pacific or BORQS, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Forward-Looking Statements

This press release includes “forward-looking statements” that involve risks and uncertainties that could cause actual results to differ materially from what is expected. Words such as “expects”, “believes”, “anticipates”, “intends”, “estimates”, “seeks”, “may”, “might”, “plan”, “possible”, “should” and variations and similar words and expressions are intended to identify such forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements relate to future events or future results, based on currently available information and reflect both BORQS’ and Pacific’s managements’ current beliefs. A number of factors could cause actual events or results to differ materially from the events and results discussed in the forward-looking statements. Such factors include, among other things: the possibility that the merger will not close or that the closing may be delayed because conditions to the closing may not be satisfied, including shareholder and other approvals; the performances of Pacific and BORQS; the ability of the combined company to meet the NASDAQ Capital Market’s listing standards; the reaction of BORQS customers to the merger; unexpected costs, liabilities or delays in the transaction; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; and general economic conditions. In addition, please refer to the Risk Factors section of Pacific’s proxy statement and its Forms 10-K and 10-Q for additional information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements. Except as expressly required by applicable securities law, Pacific disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

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